Rule 497(e)

File Nos. 002-75503

811-03364

GREAT-WEST FUNDS, INC.

Great-West Ariel Mid Cap Value Fund

(the “Fund”)

Supplement dated December 13, 2013 to the Prospectus and Summary Prospectus for the

Fund and the Statement of Additional Information, each dated May 1, 2013

Effective immediately, the cover page of the Prospectus and Summary Prospectus for the Fund and the cover page of the Statement of Additional Information are revised to include the Class L ticker symbol for the Fund. As a result, please note the addition of the Class L ticker symbol to the cover pages of the Prospectus, Summary Prospectus and Statement of Additional Information as follows:

Great-West Ariel Mid Cap Value Fund

Initial Class Ticker: MXMCX

Class L Ticker: MXAMX

This Supplement must be accompanied by or read in conjunction with the current

Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2013, and should be retained for future reference.